UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The

Securities Exchange Act of 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):

May 12, 2011

GILEAD SCIENCES, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	0-19731	94-3047598
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

333 LAKESIDE DRIVE, FOSTER CITY, CALIFORNIA

(Address of principal executive offices)

94404

(Zip Code)

(650) 574-3000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFD 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5 – CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Approval of the Amended and Restated Code Section 162(m) Bonus Plan and Performance-Based Provisions

On January 20, 2011, the Compensation Committee (the Committee) of the Board of Directors (the Board) of Gilead Sciences, Inc. (the Company) approved the Amended and Restated Gilead Sciences, Inc. Code Section 162(m) Bonus Plan (the 162(m) Plan), subject to stockholder approval. The 162(m) Plan is intended to serve the following purposes:

•	extend the term of such plan for an additional five (5)-year period through the date of the annual meeting of the stockholders in the 2016 calendar year;

•	re-affirm the eligible employees who may participate in the plan;

•	re-affirm the various performance criteria upon which performance targets may be established as the condition for vesting in one or more annual bonus awards made under the plan;

•	re-affirm the allowable adjustments that may be made to the performance targets established for each performance period under the plan; and

•	increase the limit on the maximum bonus amount that can be paid per participant under the plan for each twelve-month period within the applicable performance period from $5,000,000 to $7,000,000.

The 162(m) Plan, including certain specific performance-based provisions, was approved by the Company’s stockholders at the 2011 Annual Meeting of Stockholders on May 12, 2011 (the Annual Meeting). The 162(m) Plan will be effective January 1, 2011. The 162(m) Plan is attached to this Current Report on Form 8-K as Exhibit 10.1 and incorporated by reference herein.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On January 20, 2011, the Board adopted amendments to the Company’s Restated Certificate of Incorporation (the Restated Certificate) to increase adopt majority voting standards. On May 12, 2011, the stockholders of the Company approved these amendments to the Company’s Restated Certificate at the Annual Meeting. The Restated Certificate of Incorporation is attached to this Current Report on Form 8-K as Exhibit 3.1 and incorporated by reference herein.

On May 12, 2011, our Board approved amendments to the Company’s Amended and Restated Bylaws to adopt majority voting standards. At the Annual Meeting, the stockholders of the Company also approved amendments to Gilead’s Amended and Restated Bylaws to permit holders of at least 20% of the voting power of the outstanding capital stock to call a special meeting of stockholders. The Amended and Restated Bylaws are attached to this Current Report on Form 8-K as Exhibit 3.2 and incorporated by reference herein.

Item 5.07	Submission of Matters to a Vote of Security Holders

The Annual Meeting was held in Millbrae, California. Of the 792,970,753 shares of our common stock entitled to vote at the meeting, 673,159,252 shares were represented at the meeting in person or by proxy, constituting a quorum. The voting results are presented below.

Our stockholders elected 12 directors to serve for the ensuing year and until their successors are elected and qualified, or until their earlier death, resignation or removal. The votes regarding the election of directors were as follows:

Name	Shares Voted For	Votes Withheld	Broker Non-Votes
John F. Cogan	595,288,325	10,746,603	67,124,324

Etienne F. Davignon	588,261,631	17,773,297	67,124,324

James M. Denny	583,527,976	22,506,952	67,124,324

Carla A. Hills	594,739,849	11,295,079	67,124,324

Kevin E. Lofton	595,177,461	10,857,467	67,124,324

John W. Madigan	584,977,707	21,057,858	67,124,324

John C. Martin	584,887,389	21,147,539	67,124,324

Gordon E. Moore	556,912,430	49,122,498	67,124,324

Nicholas G. Moore	584,990,209	21,044,719	67,124,324

Richard J. Whitley	549,880,468	56,154,460	67,124,324

Gayle E. Wilson	595,350,933	10,683,995	67,124,324

Per Wold-Olsen	593,705,348	12,329,580	67,124,324

Our stockholders ratified the selection of Ernst & Young LLP by the Audit Committee of our Board of Directors as our independent registered public accounting firm for the fiscal year ending December 31, 2011. The proposal received the following votes:

Votes For	663,474,316
Votes Against	8,839,180
Abstentions	845,756
Broker Non-Votes	0

Our stockholders approved the Amended and Restated Gilead Sciences, Inc. Code Section 162(m) Bonus Plan and certain performance-based provisions thereunder. The proposal received the following votes:

Votes For	589,862,058
Votes Against	14,762,205
Abstentions	1,410,665
Broker Non-Votes	67,124,324

Our stockholders approved amendments to Gilead’s Restated Certificate of Incorporation to adopt majority voting standards. The proposal received the following votes:

Votes For	603,058,170
Votes Against	2,520,986
Abstentions	455,772
Broker Non-Votes	67,124,324

Our stockholders approved amendments to Gilead’s Amended and Restated Bylaws to permit holders of at least 20% of the voting power of the outstanding capital stock to call a special meeting of stockholders. The proposal received the following votes:

Votes For	602,946,068
Votes Against	1,906,887
Abstentions	1,127,973
Broker Non-Votes	67,124,324

Our stockholders approved the advisory resolution approving the compensation of our named executive officers as presented in the Company’s 2011 proxy statement related to the Annual Meeting (the 2011 Proxy Statement). The proposal received the following votes:

Votes For	457,022,398
Votes Against	147,554,453
Abstentions	1,458,077
Broker Non-Votes	67,124,324

With respect to the advisory vote on the the frequency with which executive compensation will be subject to future advisory stockholder votes, our stockholders approved the option of once every “One Year”. The proposal received the following votes:

1 year	508,236,543
2 years	3,197,731
3 years	93,426,526
Abstentions	1,174,128
Broker Non-Votes	67,124,324

In accordance with the Board’s recommendation as set forth in the 2011 Proxy Statement, and based on the voting results for this proposal, the Company determined that an advisory vote to approve the compensation of the named executive officers of the Company will be conducted on an annual basis, until the next advisory vote on this matter is held.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit Number	Description

3.1	Restated Certificate of Incorporation of Registrant, as amended through May 12, 2011

3.2	Amended and Restated Bylaws of Gilead Sciences, Inc, as amended and restated on May 12, 2011

10.1	Amended and Restated Gilead Sciences, Inc. Code Section 162(m) Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GILEAD SCIENCES, INC.
(Registrant)

/s/ Robin L. Washington Robin L. Washington Senior Vice President and Chief Financial Officer

Date: May 17, 2011

Exhibit Index

Exhibit Number	Description

3.1	Restated Certificate of Incorporation of Registrant, as amended through May 12, 2011

3.2	Amended and Restated Bylaws of Gilead Sciences, Inc, as amended and restated on May 12, 2011

10.1	Amended and Restated Gilead Sciences, Inc. Code Section 162(m) Plan